SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report  (Date of earliest event reported):  March 27, 1998
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                           AURORA ACQUISITIONS, INC.
                           -------------------------
             (Exact name of registrant as specified in its charter)


         Colorado                      0-21025                84-1189368
         --------                      -------                ----------
(State or other jurisdication        (Commission             (IRS Employer
 of incorporation)                   File Number)          Identification No.)


              1050 17th Street, Suite 1700, Denver, Colorado 80265
              ----------------------------------------------------
              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (303) 292-3883
                                                    --------------


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         (Former name or former address, if changed since last report.)

Item 4. Changes in Registrant's Certifying Accountant.

     The Registrant previously reported that it had terminated its client-auditor relationship with Cordovano and Company, P.C., Denver, Colorado, and indicated in such report that there were not any disagreements with that firm on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. However, the required letter from Cordovano and Company, P.C. indicating whether it agrees with the statements made by the Registrant in response to this Item 4 was not available at the time the Form 8-K report was initially filed. The required letter from Cordovano and Company, P.C. indicating that it does not disagree with such statements is now available and attached hereto as an exhibit.

Item 7.  Financial Statements and Exhibits.

     (c) The following Exhibit is filed with this Report on Form 8-K:

          16.1 Letter  from  Cordovano  and  Company,   P.C.  pursuant  to  Item
               304(a)(3) of Regulation S-B-2







                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            AURORA ACQUISITIONS, INC.
                                                   (Registrant)


Date: April 8, 1998                         /s/ David J. Gregarek
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                                            David J. Gregarek, Secretary